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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                 1-16383                95-4352386
 (State or other jurisdiction of    (Commission           (I.R.S. Employer
  incorporation or organization)    File Number)         Identification No.)


               717 Texas Avenue
                  Suite 3100
                 Houston, Texas                              77002
    (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Conditions

     On May 5, 2006, Cheniere Energy, Inc. (the "Company") issued a press release announcing the Company's results of operations for the first quarter ended March 31, 2006. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

     The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 8.01    Other Events

     On May 5, 2006, the Company issued a press release announcing that the Federal Energy Regulatory Commission ("FERC") issued the Final Environmental Impact Statement for Creole Trail LNG, L.P. and Creole Trail Pipeline Company. The press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein in its entirety.

     On May 5, 2006, the Company issued a press release announcing that FERC issued an Environmental Assessment for the expansion of the Company's liquefied natural gas receiving terminal currently under construction in western Cameron Parish, Louisiana on the Sabine Pass Channel. The press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein in its entirety.


Item 9.01.   Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number                 Description
-------                -----------

99.1                   Press Release, dated May 5, 2006 (filed herewith).
99.2                   Press Release, dated May 5, 2006 (filed herewith).
99.3                   Press Release, dated May 5, 2006 (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHENIERE ENERGY, INC.


     Date: May 5, 2006                 By:   /s/ Don A. Turkleson
                                             --------------------
                                             Name:  Don A. Turkleson
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX


Exhibit
Number           Description
-------          -----------

99.1             Press Release, dated May 5, 2006 (filed herewith).
99.2             Press Release, dated May 5, 2006 (filed herewith)
99.3             Press Release, dated May 5, 2006 (filed herewith)